UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2024

Teucrium Commodity Trust
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Main Street, Suite 215 Burlington, VT 05401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (802) 540-0019

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Teucrium Corn Fund	CORN	NYSE Arca
Teucrium Sugar Fund	CANE	NYSE Arca
Teucrium Soybean Fund	SOYB	NYSE Arca
Teucrium Wheat Fund	WEAT	NYSE Arca
Teucrium Agricultural Fund	TAGS	NYSE Arca

Item 1.01         Entry into a Material Definitive Agreement

On June 14, 2024, the Registrant entered into a Marketing Agent Services Agreement (the “Agreement”) with Pine Distributors, LLC (the “Marketing Agent”). The Agreement calls for the Marketing Agent, beginning on July 22, 2024, to work with the Transfer Agent in connection with the receipt and processing of orders for Creation Baskets and Redemption Baskets and the review and approval of all Fund sales literature and advertising materials. The Marketing Agent and Teucrium Trading, LLC have also entered into a Registered Representative Services Agreement under which certain employees and officers of the Sponsor are licensed as registered representatives or registered principals of the Marketing Agent, under “FINRA” rules (“Registered Representatives”). As Registered Representatives of the Marketing Agent, these persons are permitted to engage in certain marketing activities for the Fund that they would otherwise not be permitted to engage in. Under the Registered Representative Services Agreement, the Sponsor is obligated to ensure that such marketing activities comply with applicable law and are permitted by the Registered Representative Services Agreement and the Marketing Agent’s internal procedures.

The Marketing Agent’s principal business address is 501 S. Cherry Street, Suite 610, Denver, CO 80264. The Marketing Agent is a broker-dealer registered with the U.S. Securities and Exchange Commission (“SEC”) and a member of FINRA.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2024, Steve Kahler resigned as the Chief Operating Officer (“COO”) of Teucrium Trading, LLC (“Teucrium Trading”), sponsor of the Teucrium Commodity Trust (the “Registrant”) and each separate series thereof (each, a “Fund,” and together, the “Funds”).

On June 14, 2024, Springer Harris was appointed as the COO of Teucrium Trading. As COO, Mr. Harris will be primarily responsible for the trade operations, trade execution, and portfolio activities (“Trade Operations”) with respect to the Funds.

With respect to Mr. Harris’s appointment as COO of Teucrium Trading, he will be paid an annual salary. Such compensation has been and will be allocated among the Funds and Teucrium Trading, LLC based on time allocation to the Trust and to Corporate related items, fund size, volume and complexity thereof, and the actual amounts allocated to each Fund may vary over time given that the relative size, volume and complexity of each Fund varies.

There are no family relationships between Mr. Harris and any of Teucrium Trading’s members or executive officers, and there are no transactions in which Mr. Harris has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Biographical information for Mr. Harris is as follows:

Springer Harris, Chief Operating Officer, began working for Teucrium Trading in April 2011 as Director of Operations, working directly under the former COO for 13 years. Mr. Harris has served as the Vermont Branch Manager since July 2012 and as a FINRA Supervising Principal from 2014 to 2021. He also heads ETF Launchpad, Teucrium's multi-asset white-label ETF platform, which assists a diverse range of clients, from individuals to large asset managers, in launching their ETFs efficiently. On June 14, 2024, Mr. Harris was appointed COO of Teucrium Trading by majority vote of the Class A Members and will have primary responsibility for the Trade Operations for the Funds. Mr. Harris is primarily responsible for making trading and investment decisions for the Funds, and for directing the Funds’ trades for execution. Mr. Harris is an officer of Teucrium Investment Advisors, LLC, a wholly-owned subsidiary of Teucrium Trading, LLC, effective June 14, 2024, and he will generally assume the same roles and duties held in the parent company within the subsidiary. He graduated Cum Laude with a B.A. in Business Management from Washington College, where he was a four-year member and two-year captain of the Men’s Rowing Team. He maintains his main business office at Three Main Street, Suite 215, Burlington, Vermont 05401. Mr. Harris is 35 years old.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit.          Description

99.1                  Marketing Agent Services Agreement.

104                  Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Sponsor’s expectations regarding its outstanding legal proceedings. All forward-looking statements reflect the Sponsor’s present expectations regarding future events and are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in or implied by these statements, including, among others, risks and uncertainties related to the timing, progression, outcome and costs of these legal proceedings, as well as other risks inherent in all legal proceedings. Given these risks, uncertainties and other important factors, you should not place undue reliance on any forward-looking statements the Sponsor makes. The forward-looking statements in this report represent the Sponsor’s expectations and assumptions only as of the date made, and except as required by law, the Sponsor undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: June 14, 2024	By:	/s/Cory Mullen-Rusin
Name: Cory Mullen-Rusin
Title: Chief Financial Officer and Chief Compliance Officer